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                            FORM 8-K
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                         CURRENT REPORT


              PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report  (Date of earliest event reported):
                        February 10, 1995

                  Commission File No.: 0-14685




                       GENICOM CORPORATION
     (Exact name of registrant as specified in its charter)



                       DELAWARE         51-0271821
                    (State or other       (I.R.S.
                    jurisdiction of       Employer
                   incorporation or   Identification
                     organization)          No.)

          14800 Conference Center Drive
               Suite 400, Westfields    22021-3806
                  Chantilly, Virginia   (Zip Code)
                 (Address of principal
                  executive offices)




 Registrant's telephone number, including area code:
                        (703) 802-9200



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              GENICOM Corporation and Subsidiaries
                         Form 8-K Index

Item 5.    Other Events
           On February 16, 1995, the registrant
           completed its acquisition of Printer Systems
           Corporation ("PSC").  Pursuant to a Purchase
           Agreement with Arthur D. Gallo, Joel E.
           Laurance, Krishnasamarj Narayanaswamy,
           Atlantic Ventures Partners II, L.P. and PSC,
           GENICOM acquired all of the outstanding
           common and preferred shares of PSC for
           consideration aggregating to potentially
           $ 4.8 million.  Of the consideration $ 0.8
           million was payable at closing and $ 1.2 million is payable over the three years subsequent to closing. The remaining balance up to $ 2.8 million in additional consideration is contingent upon attainment of performance objectives during the three years subsequent to closing. The purchase price will be funded from the Registrant's cash flows from operations and credit facilities. The transaction will be accounted for as a purchase for financial reporting purposes.

           A copy of the Purchase Agreement is filed herewith as Exhibit 2.1.

           The registrant is reporting this acquisition under Item 5 because the acquisition does not involve a significant amount of assets within the meaning of Instruction 4 to Item 2 for Form 8-K.


           On February 15, 1995, the registrant
           announced the signing of a definitive
           agreement with PSC and its shareholders to acquire substantially all of the outstanding common and preferred shares. A copy of the press release is filed herewith as Exhibit
           99.1.


Item 7.    Financial Statements and Exhibits

    (c)    Exhibits

           2.1  Purchase Agreement dated February 10,
           1995.

           99.1  Press release dated February 15, 1995,
           published by the Registrant.

Signatures                                                3
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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      GENICOM Corporation
                                    -----------------------
                                           Registrant


Date:  March 8, 1995


                                      James C. Gale
                                  ----------------------
                                        Signature

                                   James C. Gale
                                   Senior Vice President
                                   Finance and Chief
                                   Financial Officer

                                   (Mr. Gale is the Chief
                                   Financial Officer and
                                   has been duly authorized
                                   to sign on behalf of the
                                   Registrant)



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              GENICOM Corporation and Subsidiaries

                  INDEX TO EXHIBITS TO FORM 8-K
                        February 10, 1995
    Exhibit
    Number                  Description              Page
      2.1         Purchase Agreement dated         E-1 - E-79
                  February 10, 1995.

     99.1         Press release dated February       E-80
                  15, 1995, published by the
                  Registrant.
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